SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: January 16, 2003


                             WORLD WIDE VIDEO, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


COLORADO                         0-26235                   54-1921580
--------                         -------                   ----------
(State or other                 (Commission                (IRS Employer
 jurisdiction of                 File Number)             Identification No.)
 incorporation)


                127 WEST DAVIS STREET, CULPEPER, VIRGINIA 22701
                     --------------------------------------
                                  (New Address)


                     102A N. Main Street, Culpeper, VA 22701
                     ---------------------------------------
                                (Former Address)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (540) 727-7551

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         None.


ITEM 5. OTHER EVENTS

     World Wide Video's 10K will be filed late due to WWV's moving in December, the Auditor moving in early January, bad weather, holidays, and illness. The final peer review is being scheduled and the filing should occur shortly.


ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

         None.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

         Financial Statements:                             None
         Consolidated Pro Forma Financial Statements:      None
         Exhibits:                                         None

ITEM 8.  CHANGE IN FISCAL YEAR

          None.


ITEM 9.  REGULATION FD DISCLOSURE.

          None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 16, 2003
                                        WORLD WIDE VIDEO, INC.

                                        By: /s/ John G. Perry
                                            ---------------------------------
                                                John G. Perry, President